 SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission

Only (as permitted by Rule 14c-5 (d) (2))

[x] Definitive Information Statement

HARRELL HOSPITALITY GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant(s)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

HARRELL HOSPITALITY GROUP, INC.

16475 Dallas Parkway, Suite 410

Addison, Texas 75001

Notice of

Written Consent of Stockholders

In lieu of a

Annual Meeting of Stockholders

To the Stockholders of

Harrell Hospitality Group, Inc.:

Certain stockholders of the Harrell Hospitality Group, Inc. (the "Company") owning a majority of the outstanding Class A Common Stock, intend to act by Written Consent in Lieu of a Annual Meeting of Stockholders (the "Written Consent") for the following purpose:

To elect five directors of the Company to hold office for one year or until their successors are elected and qualified; and

THERE WILL BE NO SOLICITATION OF PROXIES

BY THE BOARD OF DIRECTORS OF THE COMPANY

/s/

Paul L. Barham, Secretary

INFORMATION STATEMENT

This Information Statement is being furnished pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended to provide information regarding certain action to be taken by written consent by holders of majority of the outstanding shares of Class A common stock of Harrell Hospitality Group, Inc. The elimination of the need for a annual meeting of stockholders to approve the election of directors is made possible by Section 228 of the Delaware General Corporate Law (the "DGCL"), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the DGCL, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to elect the Company's board of directors.

It is anticipated that the Written Consent submitted to the Company will become effective on or about May 30, 2002.

**WE ARE NOT ASKING FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY**

WRITTEN CONSENT AUTHORIZED SHAREHOLDERS

On March 21, 2002, the date for determining stockholders entitled to sign the Written Consent, there were 10,992,828 shares of Common Class A stock outstanding and 243,331 shares of Class A Preferred stock outstanding. Holders of Class A Preferred stock are not entitled to vote at meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 21, 2002, (i) the name of each current director of the Company and each person or entity known to the Company to be the beneficial owner of more than 5% of the Company's Class A Common Stock, (ii) the number of shares each such director and 5% beneficial owner and all officers and directors of the company as a group, and (iii) the percent of outstanding Class A Common Stock so owned by each such director, 5% beneficial owner and management group:

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock Beneficially Owned as of March 21, 2002 (1)	Approximate Percent of Class
DIRECTORS:
Paul L. Barham (2) 16475 Dallas Parkway Suite 410 Addison, Texas 75001	507,500 plus 5,000,000 options (4)	40.6%
Norman L. Marks (3) 16475 Dallas Parkway Suite 410 Addison, Texas 75001	500,000 plus 5,000,000 options (4)	40.5%
Geoffrey Dart c/o Robert Edwards Edwards & Associates 17060 Dallas Parkway, Suite 101 Dallas, Texas 75248	0	0
Gerard Thompson 133 Ebury Street London, UK SW1W 9QU	625,000 plus 625,000 options	13.6%
Stephen Komlosy 133 Ebury Street London, UK SW1W 9QU	0	0
5% BENEFICIAL OWNERS:
Businesship International, Inc. One Alhambra Plaza Suite 1400 Coral Gables, Florida 33134	1,456,140	17.0%
The Estate of Wilson L. Harrell 7380 Pine Valley Road Cummings, Georgia 30131	822,850	9.6%
Merchant Capital Holdings, Ltd. c/o Robert Edwards Edwards & Associates 17060 Dallas Parkway, Suite 101 Dallas, Texas 75248	2,658,000 plus 9,375,000 options	67.0%
London & Boston Investments, PLC (formerly Cybertec Holdings, PLC) 133 Ebury Street London, UK SW1W 9QU	1,392,000	16.2%
RiverHead Services, Ltd. Geneva Branch Place Bel-Air 1 P.O. Box 5145 CH 1211 Geneva 11 Switzerland FR	625,000	7.3%

(1) Except as noted below, the individual listed has sole voting and investment power.

(2) Paul L. Barham and his other family members own 507,500 shares through Barham Family Interests, Inc.

(3) Norman L. Marks and his other family members own 500,000 shares through Marks & Associates, Inc.

(4) The 29,250 shares of Class A Common Stock owned by Charlene Harrell, Wilson L. Harrell's widow, are included in the estates beneficial ownership in the above table.

ELECTION OF DIRECTORS

Five directors are to be elected to hold office for one year or until their successors are elected and qualified.

The following lists the names, ages, term as director of the Company, and business experience over the last five years, of the current directors (who are also the nominees for election for the ensuing year), and the names of certain publicly held corporations of which they are also directors, if any:

Name	Age	Term	Business Experience / Other Directorships
Paul Barham*	48	Since 1992	CEO, Harrell Hospitality Group, Inc.; CFO, Hotel Management Group.
Norman L. Marks*	60	Since 1995	COO, Harrell Hospitality Group, Inc.; President, Hotel Management Group, Inc..
Geoffrey G. Dart*	54	Since 1999	Chairman, Harrell Hospitality Group, Inc. Investment Banker, Mergers and Acquisitions. Director, Avatar Systems, Inc.
Gerard M. Thompson*	56	Since 1999	Director, Harrell Hospitality Group, Inc. Investment Banker, Mergers and Acquisitions.
Stephen Komlosy*	61	Since 2001	Director, Harrell Hospitality Group, Inc., Mergers and Acquisitions Director, Avatar Systems, Inc.

* Pursuant to that certain Shareholders Agreement of November 23, 1999, Merchant Capital Holdings, Ltd. is to nominate three directors, and Barham and Marks each nominate one director. The five directors listed above are so nominated, and Merchant Capital Holdings, Barham, and Marks, have agreed to vote their shares of the Company in favor of this slate of directors.

OTHER BUSINESS

Management does not intend to bring any matters before the shareholders other than the election of directors.

EXECUTIVE COMPENSATION

The following table shows for 2001, 2000 and 1999 the compensation earned by the executive officers of the Company at March 21, 2002.

Salary Compensation Table
	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Securities Underlying Options	All Other Compen- sation
Geoffrey Dart Chairman	2001 2000	0 0	0 0	25,000 21,389	0 0	0 0
Paul L. Barham CEO	2001 2000 1999	115,500 109,900 102,375	0 2,000 4,000	0 0 0	4,062,500 937,500	0 0 0
Norman L. Marks President	2001 2000 1999	115,500 109,900 102,375	0 2,000 4,000	0 0 0	4,062,500 937,500 0	0 0 0

MEETING OF THE BOARD OF DIRECTORS

The Board of Directors of the Company holds special meetings from time to time as required. The Board of Directors of the Company has no committees.

INDEPENDENT AUDITORS

The public accounting firm of Jackson & Rhodes P.C., 8150 N. Central Expressway, Campbell Centre II, Suite 1700, Dallas, Texas 75206-1833 has been selected as the independent auditors of the Company for the year 2002.

AUDIT FEES

Audit Fees paid to Jackson & Rhodes, P.C. for auditing the annual financial statements for the year ended September 30, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $15,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

There were no fees paid to Jackson & Rhodes, P.C. or its affiliates for financial information systems design and implementation during the fiscal year ended September 30, 2001.

ALL OTHER FEES

No other fees were paid to Jackson & Rhodes, P.C. during the fiscal year ended September 30, 2001. Since there were no fees paid or promised to Jackson & Rhodes, P. C. for work other than the audits of financial statements, there is no impact of any other such fees on the independence of the auditors.

By Order of the Board of Directors,

Paul L. Barham, Chief Executive Officer

Addison, Texas

April 25, 2002